UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2010

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 5, 2010, Oramed Ltd., a subsidiary of Oramed Pharmaceuticals Inc., entered into a Manufacturing Supply Agreement (MSA) with SANOFI-AVENTIS DEUTSCHLAND GMBH ("sanofi-aventis"). According to the MSA, sanofi-aventis will supply the subsidiary with specified quantities of recombinant human insulin to be used by Oramed for its clinical trials in the USA.

The foregoing description of the Manufacturing Supply Agreement does not purport to be complete and is qualified in its entirety by reference to the actual transaction document, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 7.01	REGULATION FD DISCLOSURE

On July 7, 2010, Oramed Pharmaceuticals Inc. issued a press release announcing the transaction described in Item 1.01.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated July 7, 2010.

10.1	Manufacturing Supply Agreement dated July 5, 2010, between Oramed Ltd. and Sanofi-Aventis Deutschland GMBH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: July 14, 2010
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated July 7, 2010.

10.1	Manufacturing Supply Agreement dated July 5, 2010, between Oramed Ltd. and Sanofi-Aventis Deutschland GMBH